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                      CONSTRUCTION/PERMANENT LOAN AGREEMENT


THIS AGREEMENT dated June 7, 2001, by and between New Millennium Bank, its successors and assigns located at 57 Livingston Avenue, New Brunswick, New Jersey 08903 (hereinafter referred to as the "Bank"),

and

HYDROMER, INC., A NJ Corporation, having an address at 35 Industrial Parkway, Branchburg, New Jersey 08876 hereinafter referred to as the "Borrower").

This Agreement specifies the terms of the construction loan from the Bank to the Borrower in an amount not to exceed the sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) which sum is to be used for the sole purpose of constructing an addition to the existing building on property located at 35 Industrial Parkway, Branchburg, Somerset County, New Jersey, (the "Project") , as defined herein, to be erected by the Borrower on said real property located in the Township of Branchburg, County of Somerset, and State of New Jersey, as more fully described in Schedule "All attached hereto (hereinafter referred to as the "Premises") . After the construction phase as defined herein, the loan shall be converted to a permanent loan in the amount of $1,000,000.00 to be repaid over a period of fifteen (15) years as more particularly set forth in a commitment letter issued by the Bank dated July 11, 2000 (the "Commitment"), as amended March 21, 2001, the terms and conditions of which are made a part hereof.

NOW, THEREFORE, in consideration of these premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

DEFINITIONS
1. "Advance" or "Advances" shall include all payments of money to the Borrower at any time and in any amount and regardless of whether in accordance with the terms of this Agreement.
2. "Bank" shall mean New Millennium Bank, its successors or assigns.
3. "Borrower", in addition to the named Borrower, shall also include any and all persons, firms, associations or corporations which may be directly or indirectly, primarily or secondarily, liable for any debt contemplated hereunder of Borrower to the Bank.
4. "Completion Date" shall mean that date, up to eighteen (18) months from the date hereof on which if all conditions set forth herein are met, the final advance shall be made.

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5. "Construction/Permanent Loan Mortgage" or "Mortgage" shall mean the mortgage given by the Borrower to the Bank to secure the Loan, and may be singular or plural as the text requires.
6. "Construction/ Permanent Loan Note" or "Note" shall mean the Note executed by the Borrower and delivered to the Bank as evidence of the Loan.
7. "Financing Statements" shall mean the Uniform Commercial Code financing statements required to be filed with (i) the Of f ice of the Secretary of State of New Jersey, and (ii) the Office of the Clerk of Somerset County in order to perfect the security interest granted to the Bank by the Construction/Permanent Loan Mortgage.
8. "Guarantor" shall mean Biosearch Medical Products Inc.
9. "Loan" shall mean the construction loan described herein which shall be in the aggregate principal amount not to exceed ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) or such lesser amount as may be advanced to the Borrower by the Bank in accordance with the terms hereof, made by the Bank for the purpose of providing sufficient monies to enable the Borrower to complete the Project, which loan shall be converted to a permanent mortgage loan upon completion of construction as provided herein in the amount of $1,000,000.00.
10. "Loan Documents" shall mean this Agreement, the Construction/ Permanent Loan Note, the Construction/ Permanent Loan Mortgage, the Financing Statements, the Assignment of Leases covering 35 Industrial Parkway, Branchburg, New Jersey; the commitment of the Bank dated July 11, 2000 as amended March 21, 2001, as amended, and any other instrument or document executed in connection with the Loan, . together with all amendments or supplements to any or all of them.
11. "Permanent Loan" shall mean the loan made hereunder in the amount of $1,000,000.00 for long-term financing of the costs of completion of the Project, to be repaid over a period of 15 years.
12. "Project" shall mean the construction of an addition to the existing building located on the Premises and constructed in accordance with certain plans prepared for construction of the addition.
LOANS AND AIWANCES
1. The Bank agrees to lend to the Borrower (subject to this Agreement) funds to aid in the construction of the Project in an amount not to exceed the sum of the Loan, with interest from the date of each advance at the rate set forth in the Construction/ Permanent Loan Note, payable monthly in accordance with the terms and provisions of the Construction/ Permanent Loan Note.
2. To secure payment of the Loan, the Borrower shall simultaneously herewith execute a Construction/Permanent Loan Mortgage and deliver same to the Bank with respect to the Premises, in such form and with such terms and conditions as are required by the Bank. The Construction/ Permanent Loan Mortgage shall be considered a part of this Agreement as though fully set forth herein, and the terms of this Agreement shall be considered part of the Construction/ Permanent Loan Mortgage as though fully set

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forth therein. in addition t Q the aforementioned Construction/ Permanent Loan
Mortgage, the Borrower hereby give and grants to the Bank an exclusive security interest in and to all buildings, structures and improvements of every kind and description erected and placed on the Premises as defined in the Mortgage and Security Agreement; all rents, issues and profits and all proceeds of conversion, which are more particularly described as follows:
(a) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Premises (as defined in the Mortgage and Security Agreement), and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery and equipment, including, without limitation, all building materials to be incorporated into such buildings, all electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements (the "Improvements") ;
(b) All rents, issues and profits arising or issuing from the Premises and the Improvements (the "Rents") including, but not limited to, the Rents arising or issuing from all leases and subleases now or hereafter entered into covering all or any part of the Premises and Improvements (the "Leases") including, without limitation, all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties, and all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether; such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms;
(c) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims;
(d) And without limiting any of the other provisions of the Mortgage, all those portions of the Property (as defined in the Mortgage and Security Agreement), which may be subject to the Uniform Commercial Code provisions applicable to secured transactions under the laws of any state. The Borrower agrees to execute any and all documents including Financing Statements which may be required by the Bank to perfect or protect the security interest granted hereby.
3. Applications for Advances under this Agreement are to be made by the Borrower to the Bank on or about the first day of each month after the commencement of construction of the Project for work done during the preceding month or part thereof, at least five (5) days prior to actual Settlement, except that the Bank, at its option, upon request therefor by the Borrower, may make Advances at more frequent intervals. Advances shall be made by crediting the Borrower's account with the Bank. The funds in such account shall not be connected with funds from other property of the Borrower. Application for Advances shall be requisitioned on AIA Forms G702 and G703, a certain form attached as Exhibit B to that certain Design and Construction

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Contract between Redco Engineering & Construction Corp. and Borrower dated April
19, 2001, or any other requisition forms designated by the Bank to be signed by the general contractor, the Bank inspector, and the Borrower.
4. Advances during construction period shall be limited to an initial advance of $30,000, as reimbursement for the deposit advanced by the Borrower for plans, plus the percentage of completion of "hard costs" of construction acceptably completed as determined by the Bank's construction inspector retained by the Bank, multiplied by ninety percent (90%) of the amount for which a requisition of monies has been received by the Bank, but at no time shall the undisbursed portion of the Loan herein be, in the judgment of the Bank, less than an amount sufficient to complete the Project. The Borrower shall furnish, as requested, a projection of work progress in such form and at such times as may be required by the Bank. Parts or the whole of any Advance provided for herein may in the discretion of the Bank be advanced before due, but all such Advances, if made, shall be deemed to have been made pursuant to this Agreement and not in modification thereof.
5. Advances for construction up to $1,000,000.00 shall be made in accordance with a schedule to be agreed upon by the Borrower and the Bank.
6. The Borrower agrees as a condition precedent to any Advance, to furnish the Bank with:
(a) A mortgage title insurance policy in form and substance, and issued by companies and in amounts, satisfactory to the Bank. Said policy shall be extended by endorsement to cover each and every Advance of the Loan at the time of payment thereof insuring that the Bank's Construction/ Permanent Loan Mortgage is, without exception, a valid second lien on the Project. Within forty-five (45) days after the initial Advance, the Borrower shall furnish the Bank or its nominee with the mortgage title insurance policy as aforesaid;
(b) The Borrower's certificate of in-place value of the completed construction portion of the Project certified by the general contractor and the Borrower drawn in accordance with cost estimate furnished, indicating the amount of work completed by trade and the percentage thereof, and also indicating (i) that the Project is being completed substantially in accordance with the Drawings and Specifications as approved by the Bank, (ii) that the aggregate of all disbursements for "hard costs" of construction does not exceed ninety percent (90%) of the amounts which the Bank has agreed to fund, as more fully set forth in the Project development budget previously delivered by the Borrower to the Bank, and (iii) that the amount of moneys remaining to be disbursed in accordance with this Agreement is sufficient to complete the construction of the Project substantially in accordance with the Drawings and Specifications. The Bank will disburse only that amount as is acceptable to the Bank;
(c) Such affidavits and surveys, including initial plot plan, survey showing foundation-in-place and final survey, and such stipulations, subordinations, releases and discharges of mechanics' and materialmen's notices, claims, liens,

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lien rights and stop notices as the Bank or the title insurance company may require. The Bank will made Advances to the Borrower of up to $300,000 prior to a foundation survey being provided by Borrower to the Bank;
(d) Affidavits from the Borrower and the general contractor that all money previously disbursed on the Loan has been paid to subcontractors and that there are presently no amounts owing to subcontractors, materialmen or laborers other than the holdbacks or retainages provided for under existing contractual arrangements between or among the various parties; and
(e) Satisfactory proof that all of the prerequisites required by this Agreement have been satisfactorily fulfilled.
7. No Advance shall be due or payable while there is any lien or encumbrance upon the Project other than the lien of the Construction/Permanent Loan Mortgage and security interest to the Bank above mentioned and the existing first mortgage to PNC Bank in the original amount of $850,000.00, or while there is any change, question or claim of any kind whatsoever, whether of record or not, which, in the opinion of the counsel for the Bank, may constitute a cloud on the title to the Premises, render the title of the Premises unmarketable, or otherwise invalidate or have priority over the Bank's Construction Loan Mortgage and security interest, or any portion thereof, or in any way render the Bank's position insecure.
8. Nothing contained herein or in any other document or agreement contemplated hereby or executed approximately simultaneously therewith shall impose upon the Bank any obligation to see to the proper application of Advances by the Borrower, general contractor of subcontractors, and nothing shall prevent the Bank, in its opinion, from deducting from any Advance any sums due to the Bank from the Borrower for unpaid interest or for sums paid and expended by the Bank for taxes or assessments, for insurance, and like payment, pursuant to the Bank's rights under the terms of this Agreement, the Construction/ Permanent Loan Note or the Construction/Permanent Loan Mortgage.
III
REPRESENTATIONS,WARRANTIES AND COVENANTS
To induce the Bank to enter into this Agreement and to make the Loan hereunder, the Borrower represents, warrants and covenants to the Bank that:
1. The Borrower agrees to complete the Project within eighteen (18) months of the date hereof in accordance with Plans and Specifications.
2. The Borrower is a Corporation duly organized, validly existing and in good standing under the laws of New Jersey and has the power to execute, deliver and carry out the terms of this Agreement, the Construction/Permanent Loan Note, the Construction/Permanent Loan Mortgage and the Financing Statements, and its Board of Directors have duly authorized and approved the terms of the Loan and the taking of any and all action contemplated hereunder by the Borrower. At all times throughout the term of the Loan, the Borrower (i) shall maintain its existence and all rights, privileges, franchises, licenses and other authority necessary to conduct its business,

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(ii) shall not liquidate or dissolve without the prior express written consent of the Bank, which consent shall not be unreasonably withheld.
3. The execution of this Agreement, the Cons t ruction /Permanent Loan Note, the Construction /Permanent Loan Mortgage, the Financing Statements, and every other instrument or document required to be executed in accordance herewith or which the Bank may deem advisable in connection herewith, does not violate any provision of the Certificate of Incorporation or By-Laws of the Borrower is a party or in which the Borrower is bound in any fashion.
4 . The Borrower has taken all action required by law to validate and make this Agreement, the Construction/ Permanent Loan Note, the Construction/Permanent Loan Mortgage, the Financing Statements, and any other document required in connection herewith, enforceable, and will deliver approximately simultaneously herewith certification of such action.
5. The Borrower has, and at all times will have, good and marketable title in fee simple to the Premises, and the Construction/Permanent Loan Mortgage, when executed, delivered and recorded, will be a valid second lien on the Premises.
6. There are no actions, Suits or proceedings pending, or to the knowledge of the Borrower threatened, against the Borrower or any of its property and it is nor- in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.
7. The Borrower has filed, or has caused to be filed, all tax returns required to be filed, and has paid all taxes shown to be due and payable on said return or on any assessment made against it.
8. The Borrower agrees that it will execute and deliver any further mortgages or any other documents or instruments necessary to achieve and maintain at all times the balance due to the Bank as a second and valid lien on the Premises and the personal property described in the Financing Statements.
9. There has been no substantial and material adverse change in the condition of the Borrower, financial or otherwise, since the last financial statements and reports furnished by the Borrower to the Bank, and the information contained in said statements and reports is true and correctly reflects the financial condition of the Borrower as of the respective dates of the statements and reports.
10. The Borrower agrees that it shall maintain business records in a commonly-accepted manner, which said records shall be available at all times and at all reasonable hours for inspection by the Bank.
11. The Borrower agrees not to create, assume, or suffer to exist any mortgage, pledge, encumbrance, lien or security interest upon the Premises, real or personal, except those mortgages, pledges, encumbrances, liens or security interests permitted or provided for hereunder, including the existing first mortgage to PNC Bank in the original amount of $850,000.00.

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12. The Borrower agrees to pay all charges incident to the procuring and making of the Loan and the charges for the examination of the titie of the Premises, surveys and drawing of papers, mortgage tax and recording fees, and for all searches which may be required by the Bank to assure the Bank that the Construction/ Permanent Loan Mortgage is a valid second lien as herein provided. If not so paid, the Bank may deduct such charges from the amount due under this Agreement.
13. In the event of a default by Borrower or in the event the first mortgage holder on the premises is no longer paying taxes, the Bank shall have the right to require the Borrower to maintain a tax escrow so that tax payments shall be made through the Bank for real estate taxes from proceeds paid to the Bank by Borrower. This provision shall only be applicable during the permanent loan phase. During the construction phase, Borrower shall pay taxes directly to the municipality.
14. The Borrower agrees that it will receive all Advances hereunder as a trust fund to be applied first for the purpose of paying for the cost of the improvements before using any part of the total of the same for any other purpose, but nothing herein shall impose upon the Bank any obligation to see to the proper application of such Advances by the Borrower.
15. The Borrower agrees (a) that the Project shall be constructed with first-class workmanship and materials strictly in accordance with all applicable ordinances and statutes and in accordance with the requirements of all regulatory authorities having jurisdiction and in conformity with the requirements of the Board of Fire Underwriters or similar body; (b) the Project shall be constructed entirely on the Premises and will not encroach upon or overhang any easement or right-of-way or upon the land of others; (c) that the building(s) when erected shall be wholly within the building restriction lines however established and will not violate applicable use or other restrictions contained in prior conveyances, zoning ordinances or regulations; and (d) that it will furnish from time to time satisfactory evidence with respect to (a), (b) and (c) hereof, together with surveys identified by a licensed surveyor or engineer showing the Project to be entirely on the Premises and free from such violations as aforesaid. All applicable approvals for the construction and completion of the Project have been obtained from all governmental agencies or public utility companies having jurisdiction including, but not limited to, all environmental approvals, all approvals for sewer, water and other utilities, all building or construction permits, zoning, site plan or subdivision approvals. All of such approvals and permits shall be legally valid and shall remain in full force and effect until the completion of the Project, as set forth in paragraph 1. of this Section III.
16. The Bank and its agents shall, at all times during construction, and on the occasion of each Advance for construction, have the right of entry and free access to the Project and the right to inspect all work done, labor performed and materials furnished in and about the Project, and to inspect subcontracts and records of the Borrower. The Borrower agrees to pay for all costs of such inspections at the rate of $250 per inspection.

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17. The Borrower agrees that it will not assign this Agreement or any Advance to be made hereunder or any part thereof, nor convey, nor encumber, the Premises, fixtures and equipment, or any of them, without the Bank's prior express written consent.
18. The Borrower hereby assigns as further security for the Loan all construction permits, licenses and contracts relating to the Premises, including, but not limited to, all environmental approvals, all approvals for sewer, water and other utilities, all building or construction permits, zoning site plan or subdivision approvals, each as may be permitted by the entity issuing such construction permits, licenses and contracts.
19. The Borrower shall furnish the Bank with: (a) fiscal year end financial statement prepared by a CPA acceptable to the Bank within 90 days of fiscal year end; (b) quarterly internal financial statements within 60 days of quarter end;
(c) all updated leases on an annual basis, as applicable; (d) completed signed copies on an annual basis of federal tax returns within 30 days of filing during the term of the Loan.
IV
EVENTS OF DEFAULT
The occurrence of any of the following events shall constitute an Event of Default (hereinafter referred to as an "Event of Default").
1. Any representation or warranty made by the Borrower in this Agreement, the Construction/Permanent Loan Note, the Construction/ Permanent Loan Mortgage, or any certificate or other writing, including the loan application, given in connection herewith shall prove to have been false, incorrect or misleading in any substantial and material respect on the date as of which made.
2. The Borrower shall have failed to make any payment of any installment of interest and/or principal on the Construction/Permanent Loan Note within ten
(10) days of their due date.
3. The Borrower shall have failed to duly observe or perform any covenant, condition or agreement with respect to the payment of moneys on the part of the Borrower to be observed or performed pursuant to the terms of the Loan Documents other than the payment of principal and interest which shall be governed by Paragraph 2 above, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
4. The Borrower shall have entered into any junior financing or shall have consented to the placing of any lien on the Premises or the Project, whether such financing or lien is prior to or subordinate to the lien of the Construction/Permanent Loan Mortgage.
5. The Borrower shall have failed to comply with any law, ordinance, order, rule or regulation of any governmental authority having jurisdiction over work similar in type as that herein contemplated to be erected, or shall have refused to remove any work condemned by any of the said governmental authorities or prohibited by law, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.

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6. The Borrower shall have failed to present to the Bank any evidence from materialmen or contractors who have furnished material or labor upon the Premises, or failed to furnish evidence that all such persons, firms or corporations who or which have performed labor or furnished material have been paid in full, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
7. A construction lien, or notice of any unpaid balance or any other lien or encumbrance shall have been filed against the Premises, and the Borrower shall have failed to procure within thirty (30) days after the same is filed a cancellation of the said lien or a discharge thereof, in the manner and form provided by law, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
8. The Borrower shall have, at any time prior to the completion of the construction of the Project, abandoned the same or ceased to work thereon for a period of more than ten (10) days, or shall have failed to complete the construction of the Project in accordance with the Drawings and Specifications, or shall have made changes in the Drawings and Specifications without securing the prior express written consent of the Bank, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
9. If the Construction/Permanent Loan Mortgage made by the Borrower shall not give to the Bank a valid second lien for the indebtedness to be secured thereby on the Premises.
10. If the Loan is to be advanced in more than one payment, and any payment be called for, and, because of some act an encumbrance or question of title or priority of lien arising after making of the preceding payment which may, or tend to, invalidate the lien of the Mortgage as a second lien on the Premises, and such encumbrance or question is not cured within ten (10) days after the giving of notice by the Bank of the defect.
11. If the improvements which may be erected on the Premises shall encroach upon the street or upon adjoining property or violate restrictive covenants of record or local zoning ordinances, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
12. If any materials, fixtures, or articles used in the construction of the building or any improvement appurtenant thereto shall not be purchased so that the ownership thereof will vest in the owner thereof free from all encumbrances on delivery to the Premises.
13. If the Borrower does not permit a representative of the Bank to enter upon the Premises to inspect the building thereon at reasonable times.
14. The Borrower or any guarantor shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its respective assets; shall generally be unable to pay its respective debts when due; or shall have admitted in writing its inability to pay its respective debts as they mature; or shall have made a general assignment for the benefit of creditors; or shall have filed

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a petition or an answer seeking reorganization or an arrangement with creditors or shall have taken advantage of any insolvency law or shall have submitted an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding; or an order, judgment or decree shall have been entered without the application, approval or consent of the Borrower or any guarantor or endorser by any court of competent jurisdiction (approving a petition seeking reorganization of the Borrower or any guarantor or endorser, or appointing a receiver, trustee or liquidator of the Borrower or any guarantor or endorser or a substantial part of its respective assets, and such order, judgment or decree shall have continued un3tayed and in effect for a period of forty-five (45) consecutive days; or an involuntary petition in bankruptcy shall have been filed against the Borrower or any guarantor or endorser, and shall not have been dismissed for a period of thirty (30) consecutive days; or if any Order for Relief shall have been entered under the Federal Bankruptcy Code of 1978.
15. The Borrower shall have caused or permitted a security interest, perfected or otherwise, other than the security interest specifically provided for or permitted hereunder, to be created in any collateral provided for hereby, or shall have failed to take any action reasonably requested by the Bank to perfect or protect the security interest provided for herein, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
16. Occurrence of any event which, in the reasonable opinion of any officer of the Bank, impairs the financial responsibility of Borrower, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
17. The determination of any Bank officer that a material adverse change has occurred in the financial condition of' the Borrower, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Borrower by the Bank.
18. The Borrower shall have transferred, or caused to have been transferred, title to the Premises or any part thereof, to any person without the prior express written consent of the Bank, whether voluntarily, involuntarily or by operation of law.
19. A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in any of the properties or assets of the Borrower or any judgment involving monetary damage shall be entered against the Borrower which shall become a lien on the Borrower's properties or assets or any portion thereof or interest therein and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy, and said writ of execution, attachment, levy or judgment shall involve monetary damages aggregating more than $25,000.00.
20. Seizure or foreclosure of any of the properties or assets of the Borrower pursuant to process of law or by respect of legal self-help, involving monetary damages

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aggregating more than $25,000.00, unless said seizure of foreclosure is stayed or bonded within thirty (30) days after the occurrence of same.
V
CONSEQUENCES OF DEFAULT
In case any Event of Default shall have occurred and be continuing, then and in every such Event of Default, the Bank may take any or all of the following actions in addition to those actions allowed in the Construction/ Permanent Loan Note and the Construction/Permanent Loan Mortgage, at the same time or at different times:
1. Declare all loans and sums owing to the Bank from the Borrower under this Agreement to be forthwith due and payable, whereupon all such sums shall forthwith become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.
2. Enter into possession of the Project and perform any and all work and labor necessary to complete improvements substantially according to Drawings and Specifications, and employ watchmen to protect the Premises from injury; all sums so expended by the Bank to be deemed paid to the Borrower and secured by the Construction/Permanent Loan Mortgage. For this purpose, the Borrower hereby constitutes and appoints the Bank its true and lawful attorney-in-fact with full power of substitution in the Premises to complete the Project in the name of the Borrower, and hereby empowers said attorney or attorneys as follows:
(a) To use any funds of the Borrower, including any balance which may be held in escrow and any funds which may remain unadvanced under this Construction Loan Agreement, for the purpose of completing the Project in the manner called for by the Drawings and Specifications hereinabove mentioned; to make such additions and changes and corrections in the Drawings and Specifications which shall be necessary or desirable to complete the Project in substantially the manner contemplated by the Drawings and Specifications;
(b) To employ such contractors, subcontractors, and agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which may be liens against the Project, or as may be necessary or desirable for the completion of the job, or for the clearance of title;
(c) To execute all applications and certificates in the name of the Borrower which may be required by any of the contract documents and to do any and every act which the borrower might do in its own behalf. It is further understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. The above-mentioned attorney shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Project or Premises and to take such action and require scheduled performances as such attorney deems necessary under the accepted guaranty of completion. The Borrower hereby assigns and quitclaims to the Bank all sums unadvanced under this Agreement and all sums due in escrow conditioned upon the use of said sums in escrow for the

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completion of the Project, such assignment to become effective only in the case of the Borrower's default.
3. To institute and maintain foreclosure proceedings in accordance with the laws of the State of New Jersey. In the event of the foreclosure of the Construction/Permanent Loan Mortgage for any default in the provisions thereof prior to the time when the building(s) shall be fully completed, it is hereby expressly agreed between the parties hereto that all work remaining to be done and materials still to be furnished shall be considered as work necessary for the conservation and preservation of the subject matter secured by the Construction/Loan Mortgage, to wit: the Project contemplated to be erected under this Agreement.
4. To institute proceedings to collect any balance due without instituting foreclosure proceedings.
5. Take any of the remedies otherwise available to it as a matter of law or equity.
6. The Bank shall have the right immediately, and without notice or other action to set-off against any of the Borrower's liability to the Bank (i) any money owed by the Bank or any of its affiliates in any capacity to the Borrower whether due or not, and/or (ii) any property of the Borrower in the possession of the Bank or any of its affiliates, and the Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such event of default, even though the actual book entries may be made at some time subsequent thereto; and
7. The Bank shall not be required to make any Advances during the existence of an Event of Default; provided, however, the Bank mayr in its sole discretion, make Advances notwithstanding the existence of such an Event of Default and any Advance so made shall be deemed to have been made pursuant to this Construction Loan Agreement.

VII
MISCELLANEOUS
1. The Bank shall be entitled to its reasonable expenses incurred in the enforcement on payment of the Loan, and those expenses shall, without limitation, including reasonable attorneys' fees plus other legal expenses incurred.
2. The Borrower agrees that no delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver of any such power or right, preclude other or further exercise thereof, or the exercise of any other power or right. No waiver whatsoever shall be valid unless in writing signed by the Bank, and then only to the extent set forth therein.
3. The Borrower waives presentment, dishonor and notice of dishonor, protest and notice of protest of all commercial papers at any time held by the Bank on which the Borrower is in any way liable.
4. The provisions of this Agreement shall be in addition to those set forth in the Construction/ Permanent Loan Mortgage, the Construction/ Permanent Loan Note or other writings held by the Bank relating to this Loan, all of which shall be construed as one instrument.
5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.
6. The rights and remedies herein expressed to be vested in or conferred upon the Bank shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable law.
7. All notices to be given to any party hereunder shall be given to such party by certified mail, postage prepaid, at the address shown at the head of this Agreement.
8. Nothing herein contained shall impose upon the Bank any obligation to enforce any terms, covenants or conditions contained herein. Failure of the Bank, in any one or more instances, to insist upon strict performance by the Borrower of any terms, covenants or conditions of this Agreement shall not be deemed to be a waiver relinquishment of any such terms, covenants and conditions.
9. Ali conditions of the obligation of the Bank to make Advances hereunder are imposed solely and exclusively for the benefit of the Bank and its assigns, and no other person or persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Bank will refuse to make Advances in the absence of strict compliance with any or all thereof, and no other person or persons shall, under any circumstances, be deemed to be a beneficiary or beneficiaries of such condition, any and all of which may be waived in whole or in part by the Bank if it, in its sole discretion, deems it advisable to do so.
10. This Agreement and all rights hereunder may be assigned or otherwise transferred by the Bank to anyone of its choosing.
11. This Agreement, the Loan and the rights of the parties hereto shall be governed by and construed under the laws of the State of New Jersey.
12. At ail times throughout the term of the Loan, the Borrower hereby agrees to pay all fees, expenses and charges with respect to the Loan, or in any way connected therewith, including but not limited to, title insurance and survey costs, recording and filing fees, the fees and expenses of the Bank's attorneys, and any other taxes, fees and expenses payable in connection with the Loan. The Bank shall not be required to pay any premium or other charge, or any brokerage fee or commission or similar compensation in connection with the Loan, and the Borrower agrees to defend, indemnify and hold the Bank harmless against and from any and all claims for any of the above mentioned matters.
13. During the term of the Loan evidenced by this Agreement, Borrower shall provide to the Bank:
(a) Prior to conversion to Permanent status, copies of all lease agreements for the mortgaged premises shall be provided to the Bank and shall be supplied on an annual basis thereafter.

(b) Prior to conversion to Permanent status, a certificate of occupancy for the Project shall be provided to the Bank.
(c) The Borrower's maximum debt/worth ratio shall not exceed 1.0.
(d) Borrower shall provide the Bank within ten
(10) days of its receipt, any state or municipal inspection reports concerning the mortgaged premises.
(e) Prior to conversion to Permanent status, Borrower shall furnish a policy for fire and hazard insurance (including extended coverage) for the full insurable value of the Premises in amounts sufficient to avoid coinsurance liability, with standard form mortgagee endorsement naming the Bank as mortgagee.
14. Borrower shall maintain the Bank as its principal depository for all deposit accounts for this Project throughout the term of the Loan. Removal of the depository banking relationship will cause the interest rate of the Loan to increase by 1/2% per annum until corrected, as set forth in the Construction/Permanent Loan Note. All monthly payments shall be deducted from the Borrower's account at the Bank. IN WITNESS WHEREOF, the Borrower has caused these presents to be signed by the day and year first above written.


Signed :

/s/ Manfred F. Dyck
-------------------------------
Manfred F. Dyck, President

Hydromer, Inc.



Witness:

/s/ Robert J. Moravsik
-----------------------------
Robert J. Moravsik, Secretary

SCHEDULEA-LEGAL DESCRIPTION
All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying a~d being in the Township of
Branchburg: BEGINNING at a point in the northeasterly line of Industrial Parkway (60'wide) distant 675.98 feet measured in a westerly direction from the projected intersection of the northeasterly line of Industrial Parkway with the northwesterly line of Readington Road (60' wide) and running; thence
1) along said line of Industrial Parkway, North 65 degrees 45 minutes 00 seconds West, a distance of 650.41 feet to a point; thence
2) North 38 degrees 41 minutes 12 seconds East a distance of 475.38 feet to a point in the southwesterly line of the Central Railroad of New Jersey; thence
3) along said line of the Central Railroad of New Jersey, South 66 degrees 06 minutes 44 seconds East, a distance of 5 3 1.87 feet to a point; t hence
4) South 24 degrees 15 minutes 00 seconds West, a distance of 463.73 feet to a point in the northeasterly line of Industrial Parkway, the point and place of BEGINNING.
NOTE: Being Lot(s) 3.04, Block 17, Tax Map of the Township of Branchburcr, County of Somerset.
NOTE: Lot and Block shown for informational purposes only.
Schedule A - Legal Description



Loan Rates:


During Construction-Prime +1/2% daily floating

Permanent Phase-Prime+1.00% set 45 days before each three year period.

Loan payable in 15 years after conversion to Permanent staus.